Putnam
Diversified
Income Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Diversified Income Trust was clearly among the beneficiaries as jittery investors continued to flee equities for safer havens in the wake of a worldwide economic decline and the global markets' general unease. At fiscal year's end on September 30, 2001, the fund's class A share performance was in positive territory, a consequence, at least in part, of the brisk demand for fixed-income securities. We consider this a noteworthy achievement, given the challenges that the management team confronted throughout the period and especially following the events of September 11th.

Given the fund's diversified emphasis, its higher-quality sectors benefited from the increase in demand while lower-quality credits faced a less favorable environment. In the following report, David Waldman and the Core Fixed-Income Team discuss the portfolio strategies they employed to enhance performance under these conditions. They also offer their views of what we can expect as the fund enters a new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core Fixed
Income Team

The fiscal year ended September 30, 2001 was a challenging period for Putnam Diversified Income Trust. The U.S. economy's rapid deceleration in the fall of 2000 was followed by continued difficulties in 2001. Equity markets declined sharply, led by the struggling technology and telecommunications sectors. In the bond market, the higher-quality sectors performed well, while results in the lower-quality sectors and in emerging markets were weaker. Finally, the period ended on a particularly tragic note, with the terrorist attacks on September 11 that sent financial markets down sharply in the final weeks of the period. In this difficult environment, your fund's class A share performance at net asset value was slightly positive.

Total return for 12 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   0.22%   -4.58%   -0.53%  -5.10%   -0.50%  -1.41%   -0.02%  -3.28%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* AMID HEIGHTENED UNCERTAINTY, INVESTORS  SOUGHT QUALITY

Throughout the period, world markets showed continued volatility amid fears that the U.S. economy might enter a recession. In January 2001, the Federal Reserve Board responded by signaling an end to its tightening policy and beginning a program of interest-rate cuts, eventually reducing the federal funds rate from 6.50% to 3.00% (with another half-point drop to 2.50% shortly after the end of the period). This was one of the fastest and most aggressive series of cuts in the history of the Fed, and the bond market generally benefited. However, the decline in interest rates, in conjunction with a difficult environment for corporate defaults, led to a reduction in the fund's dividend in June 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Consumer cyclicals          9.6%

Consumer goods              9.4%

Basic materials             5.8%

Communications
services                    5.4%

Capital goods               3.5%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


Hopes for a quick economic recovery, however, soon proved overly optimistic as corporate profits continued to sag and the equity markets struggled to stay afloat. In the aftermath of the September 11 tragedy, most positive returns were shattered as investors took flight from riskier asset classes and rushed to the relative security of government bonds.

As your fund began the second half of its 2001 fiscal year, fixed-income investments had begun to lose some of their appeal. The Fed appeared to have staved off a recession in the United States. Equity markets generally stabilized, despite a rise in unemployment and disappointing corporate earnings. Nevertheless, consumer confidence and spending remained steady, albeit on a lower level, and an upturn in the stock market seemed possible.

Through the summer, the Fed continued to lower interest rates, which was helpful for bond markets generally. The stock market's performance was lackluster, reflecting poor second-quarter earnings and uncertainty about the timing of a recovery. In the bond market, the high-yield sector was hurt by poor returns in telecommunications bonds, but most other industry sectors showed strong performance -- especially the higher-quality BB-rated issues. Treasuries, mortgage-backed securities, and corporate investment-grade bonds also performed well during the summer. The fund's international bonds in developed markets held up, while its emerging markets holdings struggled amid concerns about economic conditions in Argentina.

After September 11, the Fed acted quickly to support the already weakened economy by cutting interest rates another half percentage point in an unscheduled meeting just before the markets reopened. Central banks worldwide lowered short-term rates in an attempt to minimize the damage of the attacks on the fragile world markets.

In seeking to minimize risk and uncertainty, investors turned primarily to investment-grade fixed-income securities. The U.S. Treasury market fared the best as investors moved assets into government-backed bonds, a traditional safe haven in times of uncertainty. This was evident in the dramatic steepening of the Treasury yield curve. After beginning the calendar year in a basically flat position, the curve steepened considerably as the Fed lowered short-term interest rates a total of eight times during the reporting period, while interest rates on long-term bonds fell more modestly. Long-term rates were pressured in part by concerns over the possibility of inflation and the likelihood of a reduced budget surplus. In October and November, the Fed lowered rates two more times to their lowest level in 40 years.


"For bond investors, slow but steady -- the tortoise approach -- has won the race this year. People who viewed bonds as hopelessly boring in the late 1990s suddenly appreciate what these corporate or government IOUs can do for a portfolio."

-- Los Angeles Times, October 3, 2001


The events of September 11 wreaked havoc on the lower-rated fixed-income sectors as concerned investors shunned the added risk of these securities. Credit spreads (the difference in yield between Treasuries and bonds with greater risk) immediately widened to historic levels, while investors sold off higher-risk fixed-income investments.

* HIGH-YIELD BONDS SHOWED SIGNS OF IMPROVEMENT, THEN FALTERED

High-yield bonds endured much difficulty in 2000 due to volatile equity markets, increasing defaults, and slowing economic growth. Credit spreads widened during the fourth quarter of 2000 and then narrowed in January, allowing the sector to recoup some of these losses. The surprise interest-rate cut in early January sparked a rally that endured through mid February and our increased weighting in high-yields at that time helped performance.

Deteriorating economic and corporate fundamentals, however, dampened performance for the rest of the period, offsetting much of the previous gains. In particular, continued woes in the telecommunications sector beset the market again in the second quarter. In the latter half of September, credit spreads widened further due to heightened fears of recession, and the sector declined sharply. Nevertheless, we believe the high-yield sector can perform well going forward as defaults appear to be peaking, valuations remain attractive, and economic recovery seems likely.

* NON-U.S. BONDS DELIVERED SOLID PERFORMANCE DESPITE STUMBLING EMERGING
  MARKETS

International bonds in developed markets performed well during the annual period as the global economy slowed and central banks worldwide initiated monetary easing policies. Global sovereign bonds continued to advance subsequent to the September 11 attacks. G-7 government bonds (issued by the Group of Seven, the seven largest industrialized nations) benefited from a flight-to-quality bid from investors in reaction to the increased political and economic uncertainty caused by the tragic events in the United States.

As a result of the fragile state of the global economy at the time of the attacks, central banks initiated a coordinated round of easings in an attempt to limit negative effects on economic activity. Lower interest rates, in addition to heightened investor aversion to equity markets, helped boost returns for U.S. investors. The fund's holdings in Germany and Greece contributed positively to performance.

Despite a volatile period, emerging markets generated positive returns, primarily because of their attractive valuation levels. However, the emerging-bond market collapsed in July, as Argentina struggled to avoid default. The market suffered considerably after the terrorist attacks as investors pulled back from riskier assets. Country selection, such as positions in Mexico and Russia, was favorable for fund performance.

* UNCERTAIN OUTLOOK SHOULD BENEFIT BOND MARKET

The terrorist attacks have significantly altered the economic landscape, postponing the anticipated economic recovery at least until the second half of next year. While the U.S. economy now faces the risk of a recession, we believe the aggressive monetary and fiscal policies that are being implemented have strong potential to stimulate the economy.

With little reason for concern over inflation, we expect the Fed to continue bolstering the economy by cutting rates further in the near term. We continue to monitor the fixed-income universe closely and look for positive fundamentals and attractive valuations. Within the investment-grade market, we will continue to take advantage of opportunities in the mortgage-backed sector, which should benefit as volatility returns to more typical levels.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Allied Waste Industries, Inc.
Company guaranty Series B, 10%, 2009

Echostar Broadband Corp.
Senior notes, 10.375%, 2007

Voicestream Wireless Corp.
Senior notes, 10.375%, 2009

FOREIGN BONDS

Government of France 5.5%, 2010

Federal Republic of Brazil 8%, 2014

Federal Republic of Germany bonds,
Series 97, 6%, 2007

U.S. INVESTMENT-GRADE SECURITIES

U.S. Treasury Notes 5.75%, 8/15/10

U.S. Treasury Notes 6.5%, 2/15/10

U.S. Treasury Bonds 5.38%, 2/15/31

Footnote reads:
These holdings represent 12.7% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


We expect near-term volatility in the high-yield market, as investors continue to trade on uncertainty rather than fundamentals. If, as we expect, defaults roll over and the economy returns to its historically normal rate of growth, the high-yield sector should benefit. We believe that the market has already taken into account a recessionary economic environment and an increase in defaults. Therefore, we feel that the positive policy response should lend some stability to the markets.

Within the international marketplace, we continue to take advantage of opportunities in the developed market universe by focusing on positions in Germany and minimizing exposure in Japan. We are cautious with regard to emerging markets, where valuations are attractive but economic and political uncertainties remain.

Overall, as the United States works to avoid or minimize a recession in the coming months through aggressive government spending and monetary easing, fixed-income investments should benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuers' ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government and investment-grade, high-yield, and international fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 9/30/01

                              Class A             Class B             Class C             Class M
(inception dates)            (10/3/88)            (3/1/93)            (2/1/99)           (12/1/94)
                           NAV       POP        NAV     CDSC        NAV     CDSC       NAV       POP
-------------------------------------------------------------------------------------------------------
1 year                    0.22%    -4.58%     -0.53%   -5.10%     -0.50%   -1.41%    -0.02%    -3.28%
-------------------------------------------------------------------------------------------------------
5 years                  12.84      7.50       8.80     7.29       8.77     8.77     11.46      7.85
Annual average            2.44      1.46       1.70     1.42       1.70     1.70      2.19      1.52
-------------------------------------------------------------------------------------------------------
10 years                 83.59     74.89      70.42    70.42      70.39    70.39     78.80     73.01
Annual average            6.26      5.75       5.48     5.48       5.47     5.47      5.98      5.63
-------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            7.03      6.63       6.21     6.21       6.23     6.23      6.72      6.45
-------------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                         Lehman   Salomon Bros. Credit Suisse
                        Aggregate   Non-U.S.     First Boston
                          Bond     World Govt.   High Yield       Consumer
                         Index     Bond Index       Index        price index
-----------------------------------------------------------------------------
1 year                   12.96%      4.47%          -4.94%          2.65%
-----------------------------------------------------------------------------
5 years                  47.31       6.92           15.93          12.93
Annual average            8.06       1.35            3.00           2.46
-----------------------------------------------------------------------------
10 years                111.13      83.97          111.14          29.88
Annual average            7.76       6.28            7.76           2.65
-----------------------------------------------------------------------------
Annual average
(life of fund)            8.62       6.77            8.18           3.10
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/91

                Fund's class A          Lehman Aggregate       Consumer price
Date            shares at POP              Bond Index              index

9/30/91             9,425                    10,000               10,000
9/30/92            11,228                    11,255               10,299
9/30/93            12,671                    12,378               10,576
9/30/94            12,553                    11,979               10,889
9/30/95            14,046                    13,663               11,166
9/30/96            15,499                    14,332               11,501
9/30/97            17,183                    15,725               11,757
9/30/98            16,896                    17,535               11,924
9/30/99            16,948                    17,470               12,230
9/30/00            17,450                    18,691               12,653
9/30/01           $17,489                   $21,113              $12,988

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,042 and $17,039, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,880 ($17,301 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                        Class A          Class B          Class C          Class M
-----------------------------------------------------------------------------------------------------------
Distributions
(number)                  12               12               12               12
-----------------------------------------------------------------------------------------------------------
Income                 $0.6818          $0.6258          $0.6280          $0.6636
-----------------------------------------------------------------------------------------------------------
Capital gains             --               --               --               --
-----------------------------------------------------------------------------------------------------------
Return of
capital 1              $0.2182          $0.2002          $0.2010          $0.2124
-----------------------------------------------------------------------------------------------------------
  Total                $0.9000          $0.8260          $0.8290          $0.8760
-----------------------------------------------------------------------------------------------------------
Share value:         NAV      POP          NAV              NAV         NAV      POP
-----------------------------------------------------------------------------------------------------------
9/30/00            $10.13   $10.64       $10.09           $10.11      $10.09   $10.43
-----------------------------------------------------------------------------------------------------------
9/30/01              9.26     9.72         9.22             9.24        9.22     9.53
-----------------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------------
Current
dividend
rate 2               8.55%    8.15%        7.81%            7.79%      8.33%     8.06%
-----------------------------------------------------------------------------------------------------------
Current
30-day SEC
yield 3              8.78     8.36         8.00             8.00       8.52      8.24
-----------------------------------------------------------------------------------------------------------

1 See page 58.

2 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Credit Suisse First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Diversified Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund's portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1999 were audited by other auditors whose report dated November 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.
                                                      KPMG  LLP
Boston, Massachusetts
November 5, 2001



THE FUND'S PORTFOLIO
September 30, 2001

CORPORATE BONDS AND NOTES (45.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (5.8%)
-------------------------------------------------------------------------------------------------------------------
$         3,935,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                               $    3,797,275
          4,800,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      4,272,000
          1,590,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                         1,621,800
          7,520,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          6,993,600
          1,890,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,842,750
          3,724,871 Alabama River Newsprint bank term loan FRN 5.491s, 2002
                    (acquired various dates from 4/14/98 to 4/30/98,
                    cost $3,334,977) (RES)                                                                3,501,379
          2,121,495 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                     912,243
          4,610,000 ARCO Chemical Co. deb. 9.8s, 2020                                                     4,149,000
          1,350,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                      1,282,500
          9,980,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           7,584,800
          2,820,000 Centaur Mining & Exploration company guaranty 11s, 2007
                    (Australia) (In default) (NON)                                                          338,400
          1,457,500 CP Kelco bank term loan FRN Ser. C, 7.71s, 2008
                    (acquired 9/29/00, cost $1,457,500) (Denmark) (RES)                                   1,355,475
            858,500 CP Kelco bank term loan FRN Ser. B, 7.46s, 2008
                    (acquired 9/29/00, cost $858,500) (Denmark) (RES)                                       797,547
          1,380,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           552,000
            680,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           326,400
          1,590,000 Doe Run Resources Corp. company guaranty FRN Ser. B,
                    9.38s, 2003                                                                             636,000
          4,210,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                1,599,800
          9,600,000 Equistar Chemicals LP/Equistar Funding Corp. 144A sr. notes
                    10 1/8s, 2008                                                                         8,895,072
          4,500,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                          4,005,000
          5,555,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              4,888,400
          1,210,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  871,200
          1,320,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  950,400
          5,740,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   1,492,400
          2,340,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            2,082,600
            900,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                       891,000
            140,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                140,426
          7,960,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                    7,641,600
          3,070,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         982,400
          1,020,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         326,400
          4,690,000 Huntsman Corp. 144A sr. sub. notes FRN 7.08s, 2007                                    1,313,200
          7,650,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           6,579,000
          1,710,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      393,300
            550,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           542,603
          4,800,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                         4,731,360
          8,650,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    8,498,625
            370,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           368,150
          1,000,000 Jefferson Smurfit bank term loan FRN Ser. B, 5 7/8s, 2007
                    (acquired 4/30/01, cost $998,500) (RES)                                                 997,083
            110,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                 107,250
            350,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                           297,500
          8,753,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                         6,302,160
          5,970,000 LTV Corp. company guaranty 11 3/4s, 2009
                    (acquired various dates from 11/2/99 to 2/10/00,
                    cost $5,986,401) (In default) (NON) (RES)                                               119,400
          4,280,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 3,894,800
          4,820,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            4,362,100
          3,340,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                               2,738,800
          1,110,000 Messer Griesheim Holdings AG sr. notes 10 3/8s,
                    2011 (Germany)                                                                          940,414
          4,880,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 4,580,563
          4,355,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010 (In default) (NON)                      435,500
          2,185,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     830,300
             50,000 Norske Skog Canada, Ltd. 144A sr. notes 8 5/8s, 2011 (Canada)                            49,500
          1,790,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       1,754,200
          1,470,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,374,450
          1,800,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                  1,224,000
            870,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                  652,500
          1,450,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             1,131,000
          3,240,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                            2,430,000
            360,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              284,400
          1,643,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                         1,700,505
          5,050,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,125,750
          5,285,000 PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                    2007 (Canada) (In default) (NON)                                                      1,902,600
          4,390,000 Pioneer Americas Acquisition company guaranty 9 1/4s, 2007
                    (In default) (NON)                                                                    1,404,800
          2,000,000 Pliant Corp. company guaranty 13s, 2010                                               1,680,000
          1,930,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   723,750
          3,420,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             1,282,500
          2,970,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                          3,012,412
          5,950,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   5,890,500
         10,800,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                         10,044,000
            680,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                            686,800
          5,140,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,598,000
          5,010,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008
                    (In default) (NON)                                                                      150,300
          5,290,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006
                    (In default) (NON)                                                                    4,232,000
          1,815,256 Stone Container Corp. bank term loan FRN Ser. F, 6 7/8s, 2006
                    (acquired 5/3/00, cost $1,813,440) (RES)                                              1,810,340
         10,850,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                         11,012,750
          1,760,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          1,760,000
          5,140,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         5,114,300
          3,270,000 Tembec Industries, Inc. company guaranty 8 1/2s,
                    2011 (Canada)                                                                         3,270,000
            970,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          766,300
          4,300,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                         3,913,000
          4,290,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           3,088,800
            360,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                           72,000
          2,590,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                       67,988
          2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       959,400
                                                                                                      -------------
                                                                                                        204,930,820

Capital Goods (3.5%)
-------------------------------------------------------------------------------------------------------------------
          2,992,500 Alliant Techsystems, Inc. bank term loan Ser. B, 6 3/4s, 2009
                    (acquired 6/22/01, cost $3,044,370) (RES)                                             3,013,696
          3,270,000 Alliant Techsystems, Inc. 144A sr. sub. notes 8 1/2s, 2011                            3,270,000
         22,855,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                     22,855,758
          1,810,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                          1,769,275
          3,150,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                         3,150,000
          2,650,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 1,855,000
          5,225,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    3,657,500
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,250,000
          3,550,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        2,485,000
          2,550,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                1,683,000
          5,130,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,334,500
         11,730,000 Blount, Inc. company guaranty 13s, 2009                                               5,043,900
          3,000,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                       2,952,630
          5,750,000 Browning-Ferris deb. 7.4s, 2035                                                       4,571,250
          1,280,000 Case Corp. notes 7 1/4s, 2016                                                           921,600
          1,390,000 Case Corp. notes 7 1/4s, 2005                                                         1,223,200
          1,000,000 Counts Trust 144A sec. notes Ser. 01-6, 9.84s, 2006                                   1,000,000
          1,000,000 Counts Trust 144A sec. notes FRN Ser. 2001-5, 7.263s, 2009                            1,000,000
          3,660,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                             3,330,600
          5,700,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        5,956,500
          2,260,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                              339,000
          2,500,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,500,000
          1,870,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,870,000
          2,390,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         2,521,450
          3,896,100 Mascotech, Inc. bank term loan FRN Ser. B, 7 3/4s, 2008
                    (acquired 11/28/00, cost $3,890,256) (RES)                                            3,311,685
          2,100,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,163,000
          7,414,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                6,969,160
          1,400,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                             1,064,000
          3,340,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                              2,839,000
          8,329,000 Sequa Corp. sr. notes 9s, 2009                                                        7,162,940
          2,390,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            2,031,500
          6,760,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               5,881,200
            100,000 Terex Corp. company guaranty 8 7/8s, 2008                                                92,125
          1,650,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    1,567,500
            995,833 U.S. Can Corp. bank term loan Ser. B, 7.56s, 2008
                    (acquired 10/2/00, cost $995,833) (RES)                                                 963,967
          2,400,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                 2,136,000
          2,210,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                      1,812,200
          2,320,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                               1,995,200
                                                                                                      -------------
                                                                                                        122,543,336

Communication Services (5.4%)
-------------------------------------------------------------------------------------------------------------------
          5,270,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                        52,700
          1,000,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          630,000
            550,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   500,500
          2,990,000 Alamosa Delaware, Inc. 144A sr. notes 13 5/8s, 2011                                   2,825,550
          2,080,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   998,400
          4,030,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 3,747,900
          3,710,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           3,153,500
          2,050,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                     20,500
          1,540,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)                            785,400
          3,630,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    1,452,000
          2,950,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  649,000
          5,250,000 Celcaribe SA sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             3,150,000
          2,160,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                          302,400
          3,160,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009
                    (In default) (NON)                                                                      505,600
            141,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010
                    (In default) (NON)                                                                       22,560
            130,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (11 1/4s, 8/1/04), 2011 (STP)                                      72,800
          2,150,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                              1,999,500
          5,600,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               4,816,000
         12,250,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                    183,750
          2,355,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   2,402,100
          2,150,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            2,236,000
          7,975,000 Econophone, Inc. company guaranty 13 1/2s, 2007 (In default) (NON)                      159,500
          2,420,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                      36,300
          4,090,000 Equinix, Inc. sr. notes 13s, 2007                                                     1,431,500
            430,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                      49,450
          3,200,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     352,000
          2,690,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008
                    (In default) (NON)                                                                      309,350
          3,480,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      2,122,800
          1,035,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                      351,900
          1,115,000 Focal Communications Corp. sr. sub. notes stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           211,850
            520,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                          226,200
          4,940,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                        2,050,100
          8,160,000 Global Crossing Holdings, Ltd. company guaranty 8.7s,
                    2007 (Bermuda)                                                                        3,386,400
          3,610,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    830,300
          5,100,000 Horizon PCS, Inc. company guaranty stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                            2,091,000
            850,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                    zero %, 2003                                                                            340,000
          6,420,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s, 2007                      2,182,800
          2,410,000 ICG Holdings, Inc. company guaranty 12 1/2s, 2006 (In default) (NON)                    216,900
         10,070,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            906,300
          6,850,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (NON) (STP)                                           616,500
            310,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                            319,300
          1,990,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                        2,044,725
          4,650,000 Intermedia Communications, Inc. sr. sub. notes Ser. B, zero %
                    (12 1/4s, 3/1/04), 2009 (STP)                                                         4,298,181
          5,120,000 Intira Corp. bonds zero %, 2010 (acquired 1/31/00,
                    cost $2,728,499) (RES)                                                                   51,200
          4,410,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                            2,205,000
          3,980,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     4,019,800
          1,320,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            1,287,000
          5,490,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       5,503,725
          2,870,000 IWO Holdings, Inc. company guaranty 14s, 2011                                         2,410,800
          7,060,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    494,200
          2,600,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                      1,690,000
          1,670,000 Level 3 Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/2s, 12/1/03), 2008 (STP)                                                   450,900
          1,050,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                    446,250
         11,800,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      5,133,000
          6,070,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                   2,610,100
          4,160,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   2,537,600
          8,880,000 McCaw International, Ltd. sr. disc. notes stepped-coupon zero %
                    (13s, 4/15/02), 2007 (STP)                                                            2,042,400
            180,000 McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                    (10 1/2s, 3/1/02), 2007 (STP)                                                            54,000
            420,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                 121,800
             30,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                   10,200
            540,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                  172,800
          4,930,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                1,577,600
          1,070,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              10,700
            860,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           8,600
            910,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            9,100
          3,555,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      444,375
          3,610,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              451,250
          7,000,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                    3,150,000
          6,438,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                     4,506,600
          9,180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       7,252,200
         15,765,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    9,695,475
          2,410,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                      530,200
          2,680,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,688,400
          1,310,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               825,300
          1,800,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 12/1/04), 2009 (STP)                                                   135,000
          6,995,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 6/1/04), 2009 (STP)                                                    594,575
            860,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                    223,600
          2,930,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   820,400
          4,250,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                      701,250
          2,000,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     740,000
          4,710,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                           129,525
          6,300,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                       6,300,000
          4,870,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                     292,200
          1,730,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             103,800
            560,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010
                    (In default) (NON)                                                                       28,000
          2,000,000 Rogers Cablesystems, Ltd. deb. 9 3/8s, 2008 (Canada)                                  1,900,000
          1,230,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                          1,107,000
          2,760,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                2,622,000
          1,500,000 RSL Communications PLC company guaranty 12 7/8s, 2010
                    (United Kingdom)                                                                         45,000
          1,000,000 RSL Communications PLC company guaranty stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (United Kingdom)
                    (In default) (NON) (STP)                                                                 27,500
          1,505,000 RSL Communications PLC 144A company guaranty 10 1/2s,
                    2008 (United Kingdom) (In default) (NON)                                                 41,388
          3,976,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006
                    (United Kingdom) (In default) (NON)                                                     109,340
          2,464,162 Rural Cellular Corp. bank term loan FRN Ser. C, 6 1/4s, 2009
                    (acquired 3/20/00, cost $2,500,000) (RES)                                             2,401,531
          1,390,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                              1,358,725
          3,300,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      2,673,000
          4,315,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 4/15/04), 2009 (STP)                                                        1,359,225
          6,955,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                 1,808,300
          4,710,000 Startec Global Communications Corp. sr. notes 12s, 2008                                 164,850
          6,890,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     6,063,200
            400,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          236,000
          1,670,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                     1,152,300
            640,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        441,600
          4,900,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                       4,214,000
          2,740,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                        2,712,600
            410,000 Triton PCS, Inc. company guaranty zero %, 2008                                          340,300
          8,070,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                     3,308,700
          5,670,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                 3,118,500
             90,000 USA Mobile Communications, Inc. sr. notes 9 1/2s, 2004
                    (In default) (NON)                                                                        3,600
          1,910,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                               467,950
          1,275,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                               312,375
          3,800,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                           39,824
          7,500,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                 159,375
         13,490,295 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                   15,427,501
          1,550,000 Western Wireless Corp. 144A sr. sub. notes 10 1/2s, 2007                              1,596,500
          3,270,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010                           1,373,400
          8,065,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                             3,346,975
          2,050,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                             861,000
            980,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                               411,600
         23,148,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 4/15/05), 2010 (In default) (NON) (STP)                                144,675
          3,360,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                       33,600
          4,375,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008 (In default) (NON)                    43,750
          3,260,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                     423,800
          1,390,000 XO Communications, Inc. sr. notes 10 3/4s, 2008                                         278,000
          4,060,000 XO Communications, Inc. 144A sr. notes 12 1/2s, 2006                                    852,600
                                                                                                      -------------
                                                                                                        189,480,025

Consumer Cyclicals (9.6%)
-------------------------------------------------------------------------------------------------------------------
          3,130,000 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    6.465s, 2008 (acquired 8/1/01, cost $3,126,088) (RES)                                 3,110,438
          7,615,000 Affinity Group Holdings sr. notes 11s, 2007                                           5,863,550
          3,350,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 3,249,500
          1,413,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,370,610
          2,420,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                         314,600
          5,605,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             3,727,325
          5,570,000 American Standard Companies, Inc. company guaranty
                    7 5/8s, 2010                                                                          5,472,525
            370,000 American Standard Companies, Inc. company guaranty
                    7 1/8s, 2003                                                                            364,450
          3,030,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                3,060,300
          3,140,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,328,400
          2,380,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                             2,380,000
          1,340,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                         1,112,200
          4,000,000 Autonation, Inc. 144A sr. notes 9s, 2008                                              3,760,000
          2,320,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                 2,296,800
          2,740,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  2,630,400
          6,330,078 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN 9.794s,
                    2003 (United Kingdom)                                                                 8,892,178
          1,610,000 Building Materials Corp. company guaranty 8s, 2008                                    1,014,300
          2,770,000 CanWest Media, Inc. 144A sr. sub. notes 10 5/8s, 2011 (Canada)                        2,728,450
          7,860,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        8,017,200
          4,536,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        4,082,400
          3,650,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,285,000
            595,000 Dana Corp. notes 7s, 2029                                                               398,650
          1,410,000 Dana Corp. notes 6 1/4s, 2004                                                         1,254,900
          6,630,000 Dana Corp. 144A sr. notes 9s, 2011                                                    5,834,400
          4,830,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,673,025
          3,563,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             3,598,630
            510,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                               520,200
          1,830,000 Delco Remy International, Inc. company guaranty 11s, 2009                             1,811,700
            430,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           425,700
          2,738,000 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          958,300
          8,523,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                     1,150,642
          7,680,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                6,489,600
          1,490,000 Exide Corp. sr. notes 10s, 2005                                                       1,043,000
            740,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                70,300
            910,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                86,450
            400,000 Felcor Lodging company guaranty 9 1/2s, 2008                                            344,000
          5,690,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                            5,121,000
          6,356,478 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                               3,813,887
          2,720,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      1,020,000
          2,440,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,196,000
          1,860,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,599,600
          2,190,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          323,025
          2,230,000 Harrah's Entertainment, Inc. company guaranty 7 1/2s, 2009                            2,159,421
          2,810,000 Harrah's Operating Co., Inc. company guaranty 8s, 2011                                2,706,275
          1,830,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006                                                                         1,043,100
          4,500,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                            900,000
          4,920,000 Hayes Wheels International, Inc. 144A sr. sub. notes 9 1/8s, 2007                     1,082,400
          3,440,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s, 2008                                    3,182,000
         13,930,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           11,213,650
            625,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      525,000
          1,810,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                          1,665,200
          4,680,000 Hollinger Participation Trust 144A sr. notes 12 1/8s,
                    2010 (Canada)                                                                         3,463,200
          5,235,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 5,235,000
          2,030,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            1,684,900
          5,575,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               5,463,500
            790,000 Host Marriott L.P. company guaranty Ser. G, 9 1/4s, 2007                                703,100
          3,440,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     3,061,600
          3,945,382 Interact Operating Co. notes 14s, 2003 (PIK)                                                395
          4,490,000 International Game Technology sr. notes 8 3/8s, 2009                                  4,490,000
          2,085,000 Isle of Capri Black Hawk, LLC 1st mtge. Ser. B, 13s, 2004                             2,272,650
          2,070,000 Isle of Capri Black Hawk, LLC company guaranty 8 3/4s, 2009                           1,842,300
          3,226,000 ITT Corp. notes 6 3/4s, 2005                                                          3,152,609
            730,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     671,600
          5,830,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            5,888,300
            830,000 K mart Corp. notes 9 3/8s, 2006                                                         780,200
          4,000,000 K mart Corp. pass thru certificates Ser. 95K4, 9.35s, 2020                            3,380,000
          2,120,000 K mart Corp. 144A notes 9 7/8s, 2008                                                  1,971,600
          3,260,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         3,227,400
          3,945,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                        1,104,600
          4,460,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   4,170,100
          2,830,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                  2,037,600
            900,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         913,500
          2,520,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                       2,507,400
          3,760,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       3,724,581
          6,845,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       6,766,214
          2,650,000 Lear Corp. structured note (Issued by STEERS Credit Linked
                    Trust 2000) 8.46s, 2006 (acquired 5/17/01, cost $2,650,000) (RES)                     2,491,000
            180,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       189,900
          3,830,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   3,600,200
          4,960,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            3,521,600
            410,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            396,163
          4,495,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            4,157,875
          3,750,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                2,850,000
          1,000,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                      810,000
          6,520,000 MGM Mirage company guaranty 8 3/8s, 2011                                              5,868,000
          5,465,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          5,519,650
            760,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       763,800
            330,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              310,200
          2,000,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        1,802,500
          1,780,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           1,584,200
            540,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        469,800
          1,030,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        988,800
          2,250,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     675,000
          1,210,000 Owens Corning notes 7s, 2009 (In default) (NON)                                         363,000
          6,430,000 Oxford Automotive, Inc. company guaranty Ser. D, 10 1/8s, 2007                        3,536,500
          1,040,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                            1,008,800
          6,460,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            6,153,150
            993,309 Penn National Gaming, Inc. bank term loan FRN Ser. B, 7.663s,
                    2006 (acquired 8/7/00, cost $993,309) (RES)                                             983,128
          3,090,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                         3,090,000
          4,520,000 Perry-Judd company guaranty 10 5/8s, 2007                                             3,751,600
          1,785,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,160,250
          3,890,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  3,559,350
          6,625,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                            4,968,750
          3,150,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             3,236,625
            590,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          554,600
         10,467,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              7,850,250
          9,320,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          6,617,200
          2,010,000 Sealy Mattress Co. company guaranty stepped-coupon Ser. B,
                    zero % (10 7/8s, 12/15/02), 2007 (STP)                                                1,608,000
          2,350,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                2,173,750
          3,030,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         2,817,900
          4,440,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          4,129,200
            910,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       828,100
          1,100,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                1,001,000
          1,400,000 TDL Infomedia Group, Ltd. 144A bonds 12 1/8s, 2009
                    (United Kingdom)                                                                      2,345,322
          1,770,000 Tenneco, Inc. company guaranty 11 5/8s, 2009 (Malaysia)                                 575,250
          3,350,000 Toll Corp. company guaranty 8 1/8s, 2009                                              3,015,000
            955,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  892,925
          6,124,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    3,796,880
          6,140,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                               4,850,600
         11,360,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                  11,502,000
          3,440,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  3,130,400
          1,040,000 Venture Holdings Trust 144A sr. notes Ser. B, 9 1/2s, 2005                              780,000
          1,349,476 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             1,079,581
          1,805,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                             1,606,450
          3,480,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,078,800
          3,670,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        1,211,100
          1,820,000 William Carter Holdings Co. (The) 144A sr. sub. notes
                    10 7/8s, 2011                                                                         1,838,200
                                                                                                      -------------
                                                                                                        338,875,379

Consumer Goods (9.4%)
-------------------------------------------------------------------------------------------------------------------
          5,195,000 Acme Television company guaranty 10 7/8s, 2004                                        4,571,600
          6,620,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                 5,825,600
          8,710,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011                                 7,621,250
          2,390,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  1,935,900
          6,550,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          5,698,500
          1,380,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,159,200
          1,870,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                          1,514,700
          4,715,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          4,738,575
          1,460,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                     1,430,800
          1,925,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,674,750
          3,198,500 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                         3,454,380
          3,400,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                  2,108,000
          2,190,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes 9 1/2s, 2009                           2,211,900
            984,962 Aurora Foods, Inc. bank term loan FRN Ser. B2, 7.83s, 2010
                    (acquired 3/13/00, cost $896,316) (RES)                                                 951,309
          2,145,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,737,450
          3,410,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           2,762,100
             50,635 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      5
          4,065,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006                            2,195,100
            560,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        567,045
          8,440,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      7,927,439
          4,859,227 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 11 1/2s,
                    2005 (acquired various dates from 9/5/00 to 9/6/00,
                    cost $3,638,892) (RES)                                                                4,667,287
          1,665,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda)                                                                          416,250
          3,380,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   2,940,600
          6,890,000 Chancellor Media Corp. company guaranty 8s, 2008                                      7,096,700
          5,000,000 Charter Communications Holdings, LLC 6.21s, 2008
                    (acquired 3/16/99, cost $4,989,385) (RES)                                             4,832,030
          1,830,000 Charter Communications Holdings, LLC sr. disc. notes
                    zero %, 2011                                                                          1,079,700
          7,250,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  3,915,000
          7,490,000 Charter Communications Holdings, LLC sr. notes 11 1/8s, 2011                          7,490,000
            830,000 Charter Communications Holdings, LLC sr. notes 10 3/4s, 2009                            834,150
          3,450,000 Charter Communications Holdings, LLC sr. notes 10s, 2009                              3,243,000
         11,235,000 Charter Communications Holdings, LLC sr. notes 8 5/8s, 2009                           9,999,150
          1,505,000 Charter Communications Holdings, LLC sr. notes 8 1/4s, 2007                           1,354,500
            820,000 Chiquita Brands International, Inc. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                      541,200
          1,190,000 Chiquita Brands International, Inc. sr. notes 9 5/8s, 2004
                    (In default) (NON)                                                                      809,200
          2,080,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                1,851,200
          1,970,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,536,600
          2,537,000 Comcast UK Cable, Ltd. deb. 11.2s, 2007 (Bermuda)                                     1,642,708
            730,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                706,275
          3,550,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          3,567,750
          1,080,000 Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                                            1,085,400
          2,410,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                  2,191,823
          5,560,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        5,838,000
          1,170,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                      1,181,700
          3,885,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                1,544,288
         11,178,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                  1,257,525
          4,040,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         3,171,400
          2,830,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s, 2007
                    (In default) (NON)                                                                      339,600
            310,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                186,000
         19,490,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     19,684,900
          4,265,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             4,158,375
          1,240,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                1,147,000
          2,671,791 Emmis Communications Corp. bank term loan FRN Ser. B,
                    6.559s, 2009 (acquired 1/2/01, cost $2,667,784) (RES)                                 2,582,097
          1,980,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                 1,089,000
          3,590,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                3,625,900
          1,630,000 Fleming Companies, Inc. company guaranty Ser. B, 10 1/2s, 2004                        1,613,700
          3,910,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                 3,675,400
          7,087,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     7,370,480
          1,700,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                      1,742,500
          1,550,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,410,500
            450,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 306,000
          1,010,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  676,700
          1,690,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,149,200
          2,380,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                   2,094,400
          1,250,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                 1,162,500
          3,640,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                           2,366,000
            570,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                    313,500
          7,130,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                      7,379,550
          2,350,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                            1,210,250
            160,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                            14,400
            315,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         103,950
          3,540,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007 (In default) (NON)                   256,650
          3,550,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             2,573,750
            660,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        363,000
          4,195,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    3,838,425
          1,905,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        1,809,750
          1,020,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,032,240
          5,675,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         4,994,000
         11,122,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                              5,727,830
          7,040,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              3,660,800
          2,000,000 NTL Communications Corp. sr. notes Ser. B, 9 1/4s, 2006                                 728,400
          3,310,000 NTL Communications Corp. sr. notes stepped-coupon Ser. B,
                    zero % (12 3/8s, 10/1/03), 2008 (STP)                                                 1,026,100
          5,310,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                             2,761,200
          1,970,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                  1,142,600
            480,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    283,200
             60,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     57,600
            860,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             731,000
          3,790,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             3,107,800
          2,760,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  2,773,800
          2,260,000 Polaroid Corp. sr. notes 11 1/2s, 2006                                                  553,700
          3,440,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      3,491,600
          3,460,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            3,269,700
          5,675,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            5,362,875
          3,000,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                        1,530,000
          3,000,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s, 2011 (Canada)                            2,970,000
          9,583,797 Quorum Broadcast Holdings, LLC notes stepped-coupon zero % (15s, 5/15/06), 2009 (acquired 5/15/01,
                    cost $3,808,280) (RES) (STP)                                                          3,808,601
          6,900,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  3,657,000
          2,720,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                      2,706,400
            470,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                         108,100
          2,370,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             545,100
          4,210,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     1,431,400
          3,483,849 Regal Cinemas, Inc. bank term loan FRN Ser. A, 7s, 2006
                    (acquired various dates from 3/14/01 to 6/4/01,
                    cost $3,125,812) (RES)                                                                3,507,076
          2,528,738 Regal Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2006
                    (acquired various dates from 3/14/01 to 4/17/01,
                    cost $2,262,836) (RES)                                                                2,539,576
            879,493 Regal Cinemas, Inc. bank term loan FRN Ser. C, 7 1/2s, 2006
                    (acquired 3/26/01, cost $792,935) (RES)                                                 883,263
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008 (In default) (NON)                          180
            870,000 Revlon Consumer Products sr. notes 9s, 2006                                             635,100
          3,940,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  1,812,400
            150,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       124,500
            780,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   811,200
            620,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                      657,200
          2,870,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                        2,984,800
          5,040,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,636,800
          2,270,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                        2,224,600
          4,610,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        461
            689,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                626,990
            620,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                 589,000
          4,891,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            4,401,900
          6,320,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                5,940,800
          1,270,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                             1,098,550
            670,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  651,019
          4,170,000 Supercanal Holdings SA 144A sr. notes 11 1/2s, 2005
                    (Argentina) (In default) (NON)                                                          417,000
          5,090,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                      3,155,800
          1,310,000 TeleWest Communications PLC structured note (issued by
                    DLJ International Capital) 10 7/8s, 2005 (Cayman Islands)                               841,413
          1,060,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                1,070,600
          5,150,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 4,969,750
          2,670,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 2,629,950
          4,138,546 United Artists Theatre bank term loan 7.58s, 2005
                    (acquired various dates from 2/2/01 to 6/4/01,
                    cost $5,439,846) (RES)                                                                3,993,697
          2,773,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s, 2007
                    (In default) (NON)                                                                      110,920
          8,490,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008
                    (In default) (NON)                                                                      339,600
         10,060,000 United Pan-Europe NV sr. disc. notes 12 1/2s,
                    2009 (Netherlands)                                                                      905,400
         21,430,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                           1,821,550
          1,320,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                             125,400
            760,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s,
                    2007 (Netherlands)                                                                      106,400
          1,490,000 United Pan-Europe NV 144A bonds 10 7/8s,
                    2009 (Netherlands)                                                                      223,500
          1,470,000 United Rentals (North America), Inc. 144A company guaranty
                    10 3/4s, 2008                                                                         1,444,275
          4,180,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                    1,003,200
          3,550,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                1,668,500
          8,455,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                6,764,000
                                                                                                      -------------
                                                                                                        332,299,932

Energy (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,060,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             2,039,400
          2,690,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       2,649,650
          9,810,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 9,221,400
          2,220,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                          2,220,000
          1,460,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                       1,474,600
          2,020,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                              1,959,400
            270,000 Giant Industries Corp. company guaranty 9s, 2007                                        248,400
          1,950,000 Grant Prideco, Inc. company guaranty Ser. B, 9 5/8s, 2007                             1,852,500
          2,060,000 Hanover Equipment Trust 144A sec. notes 8 1/2s, 2008                                  2,044,550
          3,930,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      4,106,850
          1,990,000 Key Energy Services, Inc. company guaranty Ser. B, 8 3/8s, 2008                       1,979,911
          2,790,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            2,971,350
          1,530,000 Lone Star Technologies, Inc. 144A sr. sub. notes 9s, 2011                             1,285,200
          4,180,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       4,174,775
          5,265,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  4,975,425
          2,680,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  2,499,100
          5,940,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              6,211,042
          6,092,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           6,031,080
          8,620,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           9,180,300
          1,450,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,442,750
            420,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                424,200
          3,870,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 3,986,100
          1,545,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    695,250
          2,820,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          2,982,827
            300,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005                                              329,250
          2,730,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                           3,003,000
          5,470,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   5,784,525
          1,830,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                   1,807,125
            960,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                               979,200
                                                                                                      -------------
                                                                                                         88,559,160

Financial (3.2%)
-------------------------------------------------------------------------------------------------------------------
            530,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            333,900
          7,290,000 Advanta Corp. 144A company guaranty
                    Ser. B, 8.99s, 2026                                                                   4,665,600
          4,920,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s,
                    2004 (In default) (NON)                                                               1,869,600
             35,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                    33,425
          2,305,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 2,258,900
          3,015,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,797,193
          2,020,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      969,600
          3,316,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  3,150,200
          3,120,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                 2,433,600
          6,905,000 Delta Financial Corp. company guaranty 9 1/2s, 2004
                    (In default) (NON)                                                                    2,002,450
            440,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  484,946
         18,486,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 7,394,400
         10,270,000 Freddie Mac sr. unsub. notes 5 1/4, 2006                                              9,701,978
          5,630,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,738,265
          8,000,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010
                    South Korea)                                                                          8,240,000
          1,980,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                   990,000
          2,090,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          2,006,400
EUR     113,260,000 Kredit Fuer Wiederaufbau bonds 5 1/2s,
                    2007 (Germany)                                                                       12,658,782
$         9,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,287,480
          3,230,000 Local Financial Corp. sr. notes 11s, 2004                                             3,230,000
          2,085,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 625,500
            635,000 North Fork Capital Trust I company guaranty
                    8.7s, 2026                                                                              618,738
          1,875,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  1,443,750
          1,775,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,650,750
          1,660,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,577,000
          3,425,000 Outsourcing Solutions, Inc. sr. sub. notes
                    Ser. B, 11s, 2006                                                                     2,859,875
            660,000 Peoples Heritage Capital Trust company
                    guaranty Ser. B, 9.06s, 2027                                                            609,517
          2,400,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,110,944
          3,945,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       3,787,200
          1,610,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           1,156,254
          8,490,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       9,296,550
          2,260,000 Sovereign Capital Trust company guaranty 9s, 2027                                     1,559,400
            500,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                   512,945
          3,120,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,201,179
          1,695,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,469,904
          1,650,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                   1,666,500
                                                                                                      -------------
                                                                                                        112,392,725

Health Care (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,295,000 ALARIS Medical Systems, Inc. 144A company
                    guaranty 9 3/4s, 2006                                                                 2,636,000
          1,850,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                    814,000
          3,000,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                   3,075,000
          1,840,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                      1,932,000
          1,780,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,922,400
          3,680,000 Conmed Corp. company guaranty 9s, 2008                                                3,680,000
          1,380,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                    1,428,300
            640,000 Genesis Health Ventures, Inc. bank term loan
                    FRN Ser. B, 7.24s,
                    2004 (acquired 6/8/01, cost $442,401)
                    (In default) (NON) (RES)                                                                462,400
          2,390,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                         1,696,900
          1,610,000 HCA, Inc. deb. 7.19s, 2015                                                            1,489,250
          5,400,000 HCA, Inc. med. term notes 8.85s, 2007                                                 5,859,000
          1,850,000 HCA, Inc. med. term notes 7.69s, 2025                                                 1,729,750
          1,950,000 HCA, Inc. med. term notes 6.63s, 2045                                                 1,964,801
          1,760,000 HCA, Inc. notes 8 3/4s, 2010                                                          1,900,800
          1,750,000 HCA, Inc. notes 8.36s, 2024                                                           1,732,500
          4,550,000 HCA, Inc. notes 7s, 2007                                                              4,550,000
          1,720,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        1,857,600
          4,680,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/2s, 2007 (In default) (NON)                                                  21,013
          2,940,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/4s, 2008 (In default) (NON)                                                  13,201
          3,775,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                          3,661,750
          1,070,000 Lifepoint Hospital Holdings company guaranty
                    Ser. B, 10 3/4s, 2009                                                                 1,185,025
            610,000 Loewen Group International, Inc. company
                    guaranty Ser. 6, 7.2s, 2003 (In default) (NON)                                          283,650
            610,000 Loewen Group International, Inc. 144A company
                    guaranty Ser. 4, 8 1/4s, 2003 (In default) (NON)                                        350,750
            640,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                   297,600
CAD       1,040,000 Loewen Group, Inc. (The) company guaranty
                    Ser. 5, 6.1s, 2002 (Canada) (In default) (NON)                                          411,523
$       296,540,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                6,278,400
          1,600,000 Magellan Health Services, Inc. 144A sr. notes
                    9 3/8s, 2007                                                                          1,620,000
         11,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                  78,734
          2,410,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s,
                    11/1/02), 2007 (In default) (NON) (STP)                                                  16,822
          4,510,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                45,100
          4,350,000 Mediq, Inc. deb. stepped-coupon zero %
                    (13s, 6/1/03), 2009 (In default) (NON) (STP)                                                435
            390,000 Multicare Cos., Inc. bank term loan FRN Ser. B,
                    8 1/4s, 2004 (acquired 6/8/01, cost $270,480)
                    (In default) (NON) (RES)                                                                294,450
         12,585,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         503,400
          2,810,000 Omnicare, Inc. 144A sr. sub. notes 8 1/8s, 2011                                       2,866,200
          5,755,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                    1,820,019
            710,000 Service Corp. International debs. 7 7/8s, 2013                                          553,800
            410,000 Service Corp. International notes 7.7s, 2009                                            352,600
          3,760,000 Service Corp. International notes 6s, 2005                                            3,158,400
          3,790,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         3,998,450
          4,975,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             498
          5,820,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                             582
          4,160,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 4,409,600
          7,740,000 Triad Hospitals Holdings company guaranty
                    Ser. B, 11s, 2009                                                                     8,359,200
          1,520,000 Triad Hospitals, Inc. company guaranty Ser. B,
                    8 3/4s, 2009                                                                          1,550,400
          2,970,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                          3,044,250
                                                                                                      -------------
                                                                                                         83,906,553

Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
            890,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                           712,000
          2,010,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                         1,668,300
          1,950,000 Amkor Technologies, Inc. structured note (Issued by STEERS
                    Credit Linked Trust 2000) 12.58s, 2005                                                1,794,000
          1,863,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                   1,332,045
          3,420,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                            3,172,050
          7,930,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03), 2008 (STP)                                        317,200
          7,240,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           4,633,600
          2,080,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                             1,040,000
            740,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                          732,600
          2,940,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                          2,058,000
          2,900,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005
                    (In default) (NON) (STP)                                                                    290
          1,580,000 Telex Communications, Inc. company guaranty 10 1/2s, 2007                               395,000
          5,050,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       1,010,000
                                                                                                      -------------
                                                                                                         18,865,085

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
            450,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       189,000
          5,350,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    5,663,817
          2,240,000 American Airlines, Inc. bonds Ser. 01-2, Class B, 8.608s, 2011                        2,296,000
          1,100,000 American Airlines, Inc. 144A pass thru certificates Ser. 01-2,
                    Class A-2, 7.858s, 2011                                                               1,136,740
             18,640 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      9,320
          4,960,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                        4,774,000
          1,875,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                           1,875,000
          3,570,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          3,641,400
          1,200,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        174,000
          3,150,000 Motor Coach Industries bank term loan FRN Ser. B, 7.876s,
                    2006 (acquired various dates from 6/13/01 to 9/6/01,
                    cost $2,565,164) (RES)                                                                2,441,250
          2,370,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                          2,298,900
          5,035,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               4,430,800
            640,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s, 2006                                  652,800
          1,120,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                  828,800
          2,735,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                1,969,200
          3,870,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         3,947,400
            780,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  319,800
            930,000 Travel Centers of America notes 12 3/4s, 2009                                           930,000
          2,740,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       1,589,200
                                                                                                      -------------
                                                                                                         39,167,427

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------
          7,900,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                6,715,000
          2,890,000 AES Corp. (The) notes 8 3/4s, 2008                                                    2,456,500
          4,800,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                4,080,000
          2,370,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                          2,417,400
          3,100,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          3,100,000
          4,600,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                         4,638,429
          1,860,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,897,200
            115,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    114,838
          8,380,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  8,134,215
          3,430,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  3,312,289
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    112,369
            270,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     270,084
          1,520,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 1,511,307
          7,090,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       6,877,300
          1,790,000 Edison International notes 6 7/8s, 2004                                               1,530,450
          2,090,000 Edison Mission Energy 144A sr. notes 10s, 2008                                        2,133,869
          9,755,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  10,847,365
          4,200,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                  4,315,500
          2,511,029 Northeast Utilities notes Ser. A, 8.58s, 2006                                         2,673,191
          1,606,564 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,698,122
          1,800,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                1,674,000
          4,730,000 Southern California Edison Co. notes 8.95s, 2003                                      4,126,925
            460,000 Southern California Edison Co. notes 6 3/8s, 2006                                       381,800
          4,290,000 Tiverton/Rumford Power Associates, Ltd. 144A pass-through
                    certificates 9s, 2018                                                                 4,204,886
            984,159 TNP Enterprises, Inc. 6.289s, 2005 (acquired 1/19/01,
                    cost $983,175) (RES)                                                                    985,389
          6,902,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                              6,971,020
                                                                                                     --------------
                                                                                                         87,179,448
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,072,999,393)                            $1,618,199,890

FOREIGN GOVERNMENT BONDS AND NOTES (15.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD      11,438,000 Argentina (Republic of) bonds 11 3/4s, 2015                                      $    6,519,660
USD      25,674,573 Argentina (Republic of) bonds 12 1/4s, 2018                                          13,710,222
USD       3,405,000 Argentina (Republic of) bonds 12s, 2031                                               1,813,163
USD       5,215,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                           2,803,063
USD      17,202,000 Argentina (Republic of) unsub. notes stepped-coupon
                    7s (15 1/2s, 12/19/04), 2008 (STP)                                                   10,343,563
USD      13,820,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                     10,037,466
USD      17,400,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                  11,310,000
CAD      11,565,000 Canada (Government of) bonds 6s, 2011                                                 7,694,844
CAD       9,135,000 Canada (Government of) bonds 5 1/2s, 2010                                             5,874,855
CAD       8,915,000 Canada (Government of) bonds Ser. WB60, 7 1/4s, 2007                                  6,327,138
CAD      15,795,000 Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                  9,950,000
USD       8,180,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            7,811,900
USD       5,040,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                      3,269,952
USD       4,265,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 5s (6s, 8/15/02), 2030 (STP)                                               1,716,663
EUR       5,520,000 France (Government of) deb. 4s, 2009                                                  4,769,636
EUR      76,875,000 France (Government of) 5 1/2s, 2010                                                  73,144,424
EUR      52,355,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                51,792,616
EUR       9,230,000 Italy (Government of) bonds 4 3/4s, 2006                                              8,597,205
EUR       8,705,000 Italy (Government of) sr. unsub. FRB, 4.183s, 2002                                    7,925,903
EUR      24,995,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                    22,521,265
NZD      20,565,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  8,700,278
USD       4,430,000 Philippines (Republic of) bonds 9 7/8s, 2019                                          3,610,450
USD       9,515,000 Philippines (Republic of) notes 10 5/8s, 2025                                         7,838,457
USD      14,205,000 Russia (Federation of) bonds 144A 12 3/4s, 2028                                      13,903,854
USD      33,095,000 Russia (Federation of) unsub. 8 1/4s, 2010                                           25,152,200
USD      38,905,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        17,752,352
USD      40,604,375 Russia (Federation of) 144A unsub. stepped-coupon
                    5s (7 1/2s, 3/31/07), 2030 (STP)                                                     18,527,776
SEK     497,830,000 Sweden (Government of) Ser. 1045, 5 1/4s, 2011                                       46,437,677
USD       4,005,000 Turkey (Republic of) bonds 11 3/4s, 2010                                              3,479,544
GBP      13,975,000 United Kingdom Treasury bonds 10s, 2003                                              22,579,621
GBP      18,045,000 United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                  27,789,950
GBP       8,870,000 United Kingdom Treasury bonds 8 1/2s, 2005                                           14,813,669
USD      10,195,000 United Mexican States bonds 11 3/8s, 2016                                            11,788,479
USD      16,400,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                     14,596,000
USD       9,657,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                   10,562,827
USD      11,515,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                     12,278,445
USD       8,655,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            5,798,850
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $545,835,705)                                                              $  533,543,967

COLLATERALIZED MORTGAGE OBLIGATIONS (12.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class G, 7s, 2029                                                                $    4,557,031
          2,895,000 Chase Commercial Mortgage Securities Corp. Ser. 00-3,
                    Class G, 6.887s, 2019                                                                 2,373,900
                    Commercial Mortgage Acceptance Corp.
          9,470,000 Ser. 97-ML1, Class D, 6.975s, 2010                                                    9,343,487
        159,376,789 Ser. 97-ML1, Interest Only (IO), 0.894s, 2017                                         5,403,869
        327,443,094 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO,
                    1.17s, 2020                                                                          19,825,658
                    Criimi Mae Commercial Mortgage Trust
         10,000,000 Ser. 98-C1, Class C, 7s, 2012                                                         8,706,250
         32,923,000 Ser. 98-C1, Class A2, 7s, 2011                                                       33,602,037
         16,806,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                    15,508,787
                    CS First Boston Mortgage Securities Corp.
          6,855,000 Ser. 1999-C1, Class E, 8.189s, 2009                                                   7,301,720
          2,780,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                     2,909,287
          2,665,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                     2,621,632
        288,677,973 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 1.22s, 2023                                                             13,193,487
                    Euro Loan Conduit 144A
          2,750,000 FRN Ser. 7A, Class E, 8.493s, 2006 (United Kingdom)                                   3,798,658
          5,300,000 FRN Ser. 7A, Class D, 6.743s, 2006 (United Kingdom)                                   7,710,466
                    Fannie Mae
        118,456,771 Ser. 00-T6, IO, 8.7s, 2030                                                            2,470,037
             39,394 Ser. 92-15, Class L, IO, 8s, 2022                                                       874,395
         18,390,667 Ser. 01-T4, Class A1, 7.5s, 2028                                                     19,517,095
          4,406,800 Ser. 98-1, Class SA, IO, 6.5s, 2024                                                   1,551,669
          1,050,319 Ser. 00-4, Class SX, 6.5s, 2023                                                       1,060,822
         31,619,898 Ser. 93-251, Class Z, 6.5s, 2023                                                     31,422,274
          2,352,942 Ser. 98-49, Class SA, 4.348s, 2025                                                    2,350,736
            769,681 Ser. 97-43, Class G, 3s, 2027                                                           755,730
          5,601,701 Ser. 1997-92, Principal Only (PO), zero %, 2025                                       5,265,599
         64,317,114 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.72s, 2027                        5,838,788
                    Freddie Mac
          3,771,566 Ser. 2295, Class SA, 15.221s, 2031                                                    3,883,534
         17,948,028 Ser. 2295, Class SJ, 14.016s, 2031                                                   18,379,903
          7,094,362 Ser. 2319, Class S, 13.607s, 2031                                                     7,043,371
             55,300 Ser. 2028, Class SG, IO, 10.114s, 2023                                                   20,478
         10,248,304 Ser. 2032, Class SK, IO, 6.5s, 2024                                                   2,779,849
          6,129,662 Ser. 1717, 6.5s, 2024                                                                 6,402,863
         11,441,133 Ser. 44, Class SG, IO, 6.5s, 2023                                                       805,781
         23,519,497 Ser. 2292, Class SA, IO, 3.513s, 2031                                                   180,071
          9,948,771 Ser. 215, PO, zero %, 2031                                                            9,106,234
          3,819,499 Ser. 2302, Class LO, PO, zero %, 2031                                                 3,422,032
          6,660,622 Ser. 2191, Class MO, PO, zero %, 2027                                                 6,048,678
          1,281,824 Ser. 180, PO, zero %, 2026                                                            1,140,623
            135,983 Ser. 1876, Class B, PO, zero %, 2026                                                    133,264
          2,457,588 Ser. 2204, Class AP, PO, zero %, 2023                                                 2,423,796
          2,974,024 Ser. 1208, Class F, zero %, 2022                                                      2,622,834
                    Freddie Mac Strip
          7,908,582 Ser. 184, IO, 7s, 2026                                                                1,324,688
          8,931,419 Ser. 188, IO, zero %, 2027                                                            7,944,776
          2,620,000 GE Capital Commercial Mortgage Corp. Ser. 01-1,
                    Class G, 7.04s, 2011                                                                  2,590,525
          5,024,832 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6.75s, 2028                                                                5,154,372
                    General Growth Properties Ala-Moa 144A
         13,900,000 Ser. 99-C1, Class F, FRB, 6.33s, 2004                                                13,900,000
         11,505,000 Ser. 99-C1, Class E, FRB, 5.83s, 2009                                                11,505,000
                    General Growth Properties-Homart 144A
          2,200,000 Ser. 99-C1, Class G, FRB, 6.08s, 2003                                                 2,200,000
          2,615,000 Ser. 99-C1, Class F, FRB, 5.83s, 2003                                                 2,615,000
                    General Growth Properties-Ivanhoe
          2,601,258 Ser. 99-C1, Class G, FRB, 6.83s, 2004                                                 2,601,258
          4,522,329 Ser. 99-C1, Class F, FRB, 6.08s, 2004                                                 4,522,329
                    Government National Mortgage Association
          3,578,641 Ser. 97-13, Class PI, IO, 3.608s, 2027                                                  583,766
         96,501,575 Ser. 99-46, Class SA, IO, 1.486s, 2024                                                5,428,214
          5,115,020 Ser. 98-2, Class EA, PO, zero %, 2028                                                 4,554,138
          3,161,636 Ser. 99-42, PO, zero %, 2027                                                          3,023,315
          2,559,305 Ser. 99-32, Class EA, PO, zero %, 2027                                                2,413,744
          5,585,000 Granite Mortgages PLC Ser. 01-1, Class 1C, FRN,
                    5.16s, 2041 (United Kingdom)                                                          5,571,038
          2,966,863 Headlands Mortgage Securities, Inc. Ser. 98-1,
                    Class X2, IO, 6.5s, 2028                                                                204,992
         24,155,000 Holmes Financing PLC Ser. 1, Class 2C, FRB,
                    4.92s, 2040 (United Kingdom)                                                         24,010,070
                    LB-UBS Commercial Mortgage Trust
          2,000,000 Ser. 00-C3, Class H, 7.585s, 2010                                                     1,815,625
          3,000,000 Ser. 01-C3, Class H, 6.16s, 2011                                                      2,382,834
                    Merrill Lynch Mortgage Investors, Inc.
         85,316,248 Ser. 96-C2, IO, 9.1s, 2028                                                            5,745,516
          8,896,973 Ser. 98-C2, IO, 7.86s, 2030                                                             596,375
            656,000 Ser. 98-C2, Class D, 7.86s, 2030                                                        676,467
          7,476,000 Ser. 1995-C3, Class D, 7.782s, 2025                                                   7,988,223
          1,283,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,278,489
         10,788,000 Ser. 98-C2, Class F, 6.25s, 2030                                                      7,778,317
         39,802,038 Mortgage Capital Funding, Inc. Ser. 97-MC2,
                    Class X, IO, 8.05s, 2012                                                              2,307,274
          5,153,663 PNC Mortgage Securities Corp. Ser. 97-6, Class A2, 6.6s, 2027                         5,156,884
            613,424 Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                    5.9s, 2023                                                                              624,079
          6,800,000 Residential Mortgage Securities 144A Ser. 8, Class M, FRB,
                    6.038s, 2038                                                                          9,942,637
          4,851,108 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   5,009,255
         12,790,000 Starwood Asset Receivables Trust Ser. 00-1, Class E, FRB,
                    5.411s, 2005                                                                         12,870,577
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $429,612,875)                                                              $  436,676,502
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (--%)
-------------------------------------------------------------------------------------------------------------------
$            32,313 Federal National Mortgage Association Pass-Through
                    Certificates 7s, January 1, 2006                                                 $       33,586

U.S. Treasury Obligations (7.4%)
-------------------------------------------------------------------------------------------------------------------
$        44,425,000 U.S. Treasury Bonds 5 3/8s, February 15, 2031                                    $   44,147,344
                    U.S. Treasury Notes
         72,970,000 6 1/2s, February 15, 2010                                                            82,764,033
         79,710,000 5 3/4s, August 15, 2010 (SEG)                                                        86,323,539
          6,115,000 5s, February 15, 2011                                                                 6,285,058
          1,960,000 4 5/8s, May 15, 2006                                                                  2,028,600
         38,865,000 2 3/4s, September 30, 2003                                                           38,798,152
                                                                                                     --------------
                                                                                                        260,346,726
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $251,893,035)                                                              $  260,380,312

BRADY BONDS (3.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        11,337,600 Argentina (Republic of) debs. FRB, 3 3/8s, 2005                                  $    7,964,664
         78,368,164 Brazil (Federal Republic of) bonds 8s, 2014                                          52,702,590
          5,555,000 Brazil (Federal Republic of) govt. guaranty FRB, 5 1/2s, 2012                         3,277,450
          8,979,300 Bulgaria (Government of) deb. Ser. PDI, FRB, 4.563s, 2011                             6,981,406
          5,585,000 Bulgaria (Government of) FLIRB, 4.563s, 2012                                          4,454,038
          6,380,000 Bulgaria (Government of) Ser. A, FRB, 4.563s, 2024                                    4,896,650
         12,130,000 Peru (Republic of) FLIRB, 3 3/4s, 2017                                                7,778,969
         22,450,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                     20,429,500
         12,999,840 Venezuela (Republic of) deb. Ser. DL, FRB, 4 3/4s, 2007                              10,302,373
                                                                                                     --------------
                    Total Brady Bonds (cost $126,652,958)                                            $  118,787,640

PREFERRED STOCKS (2.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             86,373 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $          864
            272,400 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  6,810,000
            139,240 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   7,867,060
             13,490 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               350,740
          1,190,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                        1,309,000
            124,131 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   13,033,755
             10,000 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       1,000,000
            219,600 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                              768,600
             68,400 Doane Products Co. $7.125 pfd.                                                        2,052,000
              9,316 Dobson Communications Corp. 13.00% pfd.                                               8,477,560
              2,350 First Republic Capital Corp. 144A 10.50% pfd.                                         2,079,750
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
          2,040,000 Fresenius Medical Capital Trust II 7.875% company guaranty,
                    pfd. (Germany)                                                                        1,978,800
              9,040 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     1,898,400
              7,233 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                   72
              2,511 ICG Holdings, Inc. 14.00% pfd. (Canada) (In default) (NON) (PIK)                             25
              5,970 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                             6,328,200
              5,779 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                2,369,390
              1,556 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   13,848,400
              5,267 Rural Cellular Corp. 12.25% pfd. (PIK)                                                4,213,600
                                                                                                     --------------
                    Total Preferred Stocks (cost $97,920,924)                                        $   74,387,945

ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        24,606,000 Conseco Finance Securitization Corp. Ser. 00-4, Class A6,
                    8.31s, 2032                                                                      $   27,105,047
          5,285,000 Conseco Finance Securitization Corp. Ser. 00-6, Class M2,
                    8.2s, 2032                                                                            5,488,529
         10,602,778 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      6,997,834
          2,000,000 Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021                            1,809,063
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $42,245,620)                                 $   41,400,473

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           450,000 Adelphia Communications Corp. cv. sub. notes 3 1/4s, 2021                        $      371,813
          3,830,000 American Tower Corp. cv. notes 5s, 2010                                               2,854,499
          2,900,000 DaVita, Inc. sub. notes 7s, 2009                                                      2,796,760
          7,885,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        2,996,300
          3,660,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          3,458,700
            537,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    437,655
          5,900,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                2,994,250
            540,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        410,400
          4,950,000 Solectron Corp. cv. notes zero %, 2020                                                2,481,188
            420,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                   206,476
          2,080,000 Telewest Finance Corp. cv. sub. notes 6s, 2005 (United Kingdom)                       1,159,600
          1,100,000 Total Renal Care Holdings, Inc. 144A cv. 7s, 2009                                     1,042,250
                                                                                                     --------------
                    Total Convertible Bonds and Notes (cost $22,798,734)                             $   21,209,891

COMMON STOCKS (0.5%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,750 AmeriKing, Inc.                                                                  $           18
            177,258 Arch Wireless, Inc.                                                                       3,545
             70,931 Aurora Foods, Inc.                                                                      283,015
          1,289,757 Celcaribe SA (Colombia)                                                                 161,220
            223,713 Fitzgeralds Gaming Corp. (AFF)                                                            2,237
             27,095 Imperial Credit Industries, Inc.                                                         11,922
             82,900 Intira Corp.                                                                                  8
             11,244 MPower Holdings Corp. 144A                                                                2,249
              1,942 Premium Holdings (L.P.) 144A                                                             31,073
              9,800 PSF Holdings, LLC Class A (AFF)                                                      15,679,488
                843 Quorum Broadcast Holdings, Inc. Class E (acquired 5/15/01,
                    cost $841,212) (RES)                                                                    843,423
              2,872 RSL Communications, Ltd. Class A                                                             86
            148,779 Safety Components International, Inc. (acquired 7/21/97,
                    cost $2,780,000) (RES)                                                                1,190,232
            111,997 United Artists Theatre Co.                                                              783,979
              8,419 Vast Solutions, Inc. Class B1                                                            25,257
              8,419 Vast Solutions, Inc. Class B2                                                            25,257
              8,419 Vast Solutions, Inc. Class B3                                                            25,257
                                                                                                      -------------
                    Total Common Stocks (cost $40,101,839)                                           $   19,068,266

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              2,960 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                               $          296
         16,080,819 Contifinacial Corp. Liquidating Trust units 8 1/8s, 2031                              1,447,274
              2,090 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                          1,964,600
              6,600 Pegasus Shipping 144A units stepped-coupon zero %
                    (14 1/2s, 6/20/03), 2008 (Bermuda) (STP)                                                231,000
              3,945 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 1,183,500
             23,198 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                          11,599
                                                                                                     --------------
                    Total Units (cost $27,154,342)                                                   $    4,838,269

WARRANTS (0.1%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                 66 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
              3,630 Bestel SA de CV (Mexico)                                              5/15/05           435,600
              3,630 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               363
             28,657 CellNet Data Systems, Inc.                                            10/1/07                29
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
              2,160 Colo.com, Inc. 144A                                                   3/15/10                22
             12,400 Comunicacion Cellular 144A (Colombia)                                 11/15/03           24,800
              4,830 Dayton Superior Corp.                                                 6/15/09            96,600
                890 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/00                 1
             73,193 Delta Financial Corp.                                                 12/21/10                7
             10,155 Destia Communications, Inc. 144A                                      7/15/07               102
              7,915 Diva Systems Corp.                                                    5/15/06         1,978,750
             36,012 Diva Systems Corp. 144A                                               3/1/08            108,036
              5,350 Globalstar Telecommunications                                         2/15/04                54
              5,100 Horizon PCS, Inc.                                                     10/1/01           102,000
             65,538 ICG Communications, Inc.                                              10/15/05              655
             94,831 Imperial Credit Industries, Inc.                                      8/1/08              9,483
              6,030 Interact Systems, Inc.                                                8/1/03                  6
              6,030 Interact Systems, Inc. 144A                                           12/15/09               60
            498,274 Intira Corp. Class B                                                  9/29/10                50
              4,410 iPCS, Inc. 144A                                                       7/15/10           264,600
              6,500 Iridium World Com 144A                                                7/15/05                 1
              2,870 IWO Holdings, Inc.                                                    1/15/11           200,900
              5,830 Jostens, Inc.                                                         5/1/10            117,329
              9,460 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                95
              8,835 Knology Holdings, Inc.                                                10/22/07              442
              2,712 Leap Wireless International, Inc. 144A                                4/15/10            81,360
             14,715 McCaw International, Ltd.                                             4/15/07           176,580
              4,350 Mediq, Inc. 144A                                                      6/1/09                 44
              1,550 Metronet Communications 144A                                          8/15/07           108,500
              1,970 ONO Finance PLC 144A (United Kingdom)                                 2/15/11            78,800
              4,250 Orbital Imaging Corp. 144A                                            3/1/05                  1
              8,485 Orion Network Systems, Inc.                                           1/15/07               424
             13,800 Pagemart, Inc. 144A                                                   12/31/03              138
              7,360 Paxson Communications Corp. 144A                                      6/30/03            29,440
              2,000 Pliant Corp. 144A                                                     6/1/10              4,000
              4,390 Raintree Resort 144A                                                  12/1/04                44
              3,980 Signature Brands, Ltd.                                                8/15/02                 4
              8,690 Startec Global Communications Corp.                                   5/15/08               261
              2,160 Sterling Chemicals Holdings                                           8/15/08             1,296
              2,900 Telehub Communications Corp. 144A                                     7/31/05                 3
              1,500 Travel Centers of America                                             5/1/09                 15
              8,070 Ubiquitel, Inc. 144A                                                  4/15/10           484,200
             14,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06               142
              4,820 Veraldo Holdings, Inc. 144A                                           4/15/08             2,410
                110 Versatel Telecom NV (Netherlands)                                     5/15/08               110
              1,001 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
              2,750 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             2,750
                                                                                                     --------------
                    Total Warrants (cost $7,812,212)                                                 $    4,311,810

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                908 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $        4,540
              6,030 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                               60
             27,900 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                  83,700
                308 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 2,679,600
              9,850 PSINet, Inc. 144A $3.50 cv. pfd.                                                            616
                882 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                           1,323
              4,586 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (PIK)                                          2,293
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $7,549,429)                             $    2,772,132

SHORT-TERM INVESTMENTS (7.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           122,104 Short-term investments held as collateral for loaned securities with yields ranging from 2.55% to 3.63% and due dates
                    ranging from November 2, 2001 to November 26, 2001. (d)                          $      121,925
         17,000,000 British Telecom for an effective yield of 4.75%,
                    October 31, 2001                                                                     16,932,708
         40,000,000 Federal Home Loan Mortgage for an effective yield of 3.35%,
                    December 31, 2001                                                                    39,667,019
        132,300,000 Federal National Mortgage for an effective yield of 3.15%,
                    October 1, 2001                                                                     132,265,675
         17,765,000 Nisource for an effective yield of 3.75%, November 2, 2001                           17,705,783
         17,000,000 Qwest Capital Funding for an effective yield of 4.30%,
                    December 21, 2001                                                                    16,835,525
         17,000,000 Texas Utilities Co. for an effective yield of 4.00%,
                    October 19, 2001                                                                     16,966,000
         17,000,000 Tyco International Group for an effective yield of 3.77%,
                    October 2, 2001                                                                      16,998,220
         20,000,000 Viacom, Inc. for an effective yield of 3.78%, January 25, 2002                       19,756,400
                                                                                                     --------------
                    Total Short-Term Investments (cost $277,249,255)                                 $  277,249,255
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,949,826,321) (b)                                      $3,412,826,352
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,528,739,946.

  (b) The aggregate identified cost on a tax basis is $3,960,204,745, resulting in gross unrealized appreciation and depreciation of $78,038,983 and $625,417,376, respectively, or net unrealized depreciation of $547,378,393.

  (d) See footnote K to the financial statements.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $58,889,949 or 1.7% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2001:
      (as percentage of Market Value)

               Argentina             1.3%
               Brazil                2.3
               Canada                2.4
               France                2.3
               Germany               2.0
               Italy                 1.1
               Mexico                2.1
               Russia                2.2
               Sweden                1.4
               United Kingdom        4.1
               United States        75.5
               Other                 3.3
                                   -----
               Total               100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2001
(aggregate face value $102,649,505)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $ 3,655,114     $ 3,867,658    12/19/01      $ (212,544)
British Pounds           4,227,768       4,170,560    12/19/01          57,208
Danish Krone             3,611,437       3,523,773    12/19/01          87,664
Euro                     1,381,439       1,361,375    12/19/01          20,064
Japanese Yen            88,949,003      87,981,370    12/19/01         967,633
Swiss Franc              1,833,216       1,744,769    12/19/01          88,447
------------------------------------------------------------------------------
                                                                    $1,008,472
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2001
(aggregate face value $250,769,178)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
British Pounds         $88,821,160     $87,619,280    12/19/01     $(1,201,880)
Canadian Dollars        21,082,215      21,627,773    12/19/01         545,558
Euro                    89,721,009      88,389,814    12/19/01      (1,331,195)
New Zealand
Dollars                  8,076,967       8,556,576    12/19/01         479,609
Swedish Kronas          44,445,449      44,575,735    12/19/01         130,286
------------------------------------------------------------------------------
                                                                   $(1,377,622)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
Euro-Bobl (long)      $104,351,695    $103,598,578      Dec-01      $  753,117
Euro-Bond (long)        38,778,923      38,665,856      Dec-01         113,067
Euro 90 day (long)       9,255,375       9,154,124      Mar-02         101,251
Euro 90 day
(short)                  9,266,300       9,139,314      Dec-01        (126,986)
U.S. Long Bond
(long)                  56,126,000      56,017,011      Dec-01         108,989
U.S. Treasury Note
10 year (long)         119,006,688     116,077,863      Dec-01       2,928,825
U.S. Treasury Note
10 year (short)         20,342,094      19,788,619      Dec-01        (553,475)
U.S. Treasury Note
5 year (short)          13,739,813      13,453,523      Dec-01        (286,290)
U.S. 10 year
Agency (long)            1,983,125       1,919,675      Dec-01          63,450
------------------------------------------------------------------------------
                                                                    $3,101,948
------------------------------------------------------------------------------
Swap Contracts outstanding at September 30, 2001
                                                                   Unrealized
                                         Notional    Termination  Appreciation/
                                          Amount        Date     (Depreciation)
------------------------------------------------------------------------------

Agreement with
Salomon Smith
Barney dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                      $ 5,000,779      3/5/02       $(289,953)

Agreement with
Merrill Lynch
Capital Services
dated September
1, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Merrill High
Yield Index, and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       15,862,874     11/2/01        (932,493)

Agreement with
Merrill Lynch
Capital Services
dated January 23,
2001 to receive
monthly the
notional amount
multiplied by a
10-year receiver
swap option and
to pay quarterly
the notional
amount multiplied
by USD Three
Month Libor                                235,000     1/24/04          92,348

Agreement with
Merrill Lynch
Capital Services
dated July 30,
2001 to pay
semi-annually the
notional amount
multiplied by
6.74%, and
receive quarterly
the notional
amount multiplied
by three month
USD LIBOR by a
specified spread.                       31,700,000    10/31/05       2,868,480

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated September
1, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       20,281,275      8/2/02      (1,171,017)

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated September
1, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       16,350,551     12/4/01        (927,591)

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                      $10,266,445      1/3/02        (589,703)

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        7,635,824     11/2/01        (438,919)

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        7,635,824     11/2/01        (438,919)

Agreement with
Fleet National
Bank dated March
30, 2001 to
receive monthly
the notional
amount multiplied
by the return of
the Lehman
Brothers High
Yield Index and
pay monthly the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       10,054,646     10/2/01        (574,207)

Agreement with
Deutsche Grenfell
dated November
30, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        9,999,785     12/4/01        (114,230)

Agreement with
Credit Suisse
First Boston
dated July 31,
2001 to receive
(pay) monthly the
notional amount
multiplied by the
Lehman high Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        5,000,131     11/2/01        (247,346)
------------------------------------------------------------------------------
                                                                   $(2,763,550)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,242 of securities on loan
(identified cost $3,949,826,321) (Note 1)                                    $3,412,826,352
-------------------------------------------------------------------------------------------
Cash                                                                              5,807,576
-------------------------------------------------------------------------------------------
Foreign currency (cost $4,296,088)                                                4,351,575
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        81,554,861
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           14,473,031
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  142,563,808
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             50,015
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       2,960,828
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           2,376,469
-------------------------------------------------------------------------------------------
Total assets                                                                  3,666,964,515

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                108,005,343
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       11,642,104
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,982,666
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          595,573
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       185,789
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         10,547
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,082,074
-------------------------------------------------------------------------------------------
Payable for open swaps contracts (Note 1)                                         5,724,378
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              2,745,619
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,805,269
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  121,925
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              323,282
-------------------------------------------------------------------------------------------
Total liabilities                                                               138,224,569
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,528,739,946

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $4,683,147,563
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (42,865,318)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (575,033,248)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (536,509,051)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $3,528,739,946

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,378,591,444 divided by 148,860,280 shares)                                        $9.26
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.26)*                                $9.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($738,610,733 divided by 80,133,719 shares)**                                         $9.22
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($18,589,341 divided by 2,012,825 shares)**                                           $9.24
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,368,934,662 divided by 148,539,838 shares)                                        $9.22
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.22)*                                $9.53
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($24,013,766 divided by 2,588,723 shares)                                             $9.28
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $325,482,170
-------------------------------------------------------------------------------------------
Dividend                                                                         11,702,644
-------------------------------------------------------------------------------------------
Securities Lending Income                                                               905
-------------------------------------------------------------------------------------------
Total investment income                                                         337,185,719
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 19,170,350
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,848,575
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    54,302
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     39,339
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,206,200
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            10,252,555
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               165,032
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             5,676,923
-------------------------------------------------------------------------------------------
Other                                                                             1,441,303
-------------------------------------------------------------------------------------------
Total expenses                                                                   43,854,579
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (756,061)
-------------------------------------------------------------------------------------------
Net expenses                                                                     43,098,518
-------------------------------------------------------------------------------------------
Net investment income                                                           294,087,201
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (159,332,969)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     731,338
-------------------------------------------------------------------------------------------
Net realized gain on written options (Note 1)                                        79,744
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                     (23,555,387)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      1,872,837
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                3,301,844
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and swap contracts during the year                                             (125,746,441)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (302,649,034)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (8,561,833)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  294,087,201   $  323,761,362
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (180,204,437)    (174,497,136)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (122,444,597)     (41,646,759)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (8,561,833)     107,617,467
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (89,234,517)    (119,435,246)
--------------------------------------------------------------------------------------------------
   Class B                                                            (66,925,954)    (117,128,256)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,052,175)        (734,624)
--------------------------------------------------------------------------------------------------
   Class M                                                            (76,953,155)     (85,286,799)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,524,562)      (1,176,437)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (5,087,333)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (4,989,066)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (31,291)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,632,784)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (50,109)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                            (28,554,844)        (521,976)
--------------------------------------------------------------------------------------------------
   Class B                                                            (21,416,155)        (511,895)
--------------------------------------------------------------------------------------------------
   Class C                                                               (336,694)          (3,211)
--------------------------------------------------------------------------------------------------
   Class M                                                            (24,624,836)        (372,735)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (487,856)          (5,141)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          295,950,962     (535,275,712)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (23,721,619)    (766,625,148)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,552,461,565    4,319,086,713
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $42,865,318 and
$67,212,575, respectively)                                         $3,528,739,946   $3,552,461,565
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.13       $10.77       $11.66       $12.70       $12.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .84          .92          .91          .99          .89
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.81)        (.61)        (.87)       (1.17)         .39
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .03          .31          .04         (.18)        1.28
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.68)        (.91)        (.91)        (.70)        (.87)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.22)          --(d)      (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.90)        (.95)        (.93)        (.86)        (.87)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.26       $10.13       $10.77       $11.66       $12.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   .22         2.96          .31        (1.67)       10.86
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,378,591   $1,285,717   $1,506,532   $1,911,024   $2,104,971
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95          .94          .94          .97          .99
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.75         8.73         8.04         7.88         7.17
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.11(e)    142.85       142.29       188.75       250.93
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.09       $10.72       $11.61       $12.65       $12.24
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .79          .83          .82          .89          .79
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.83)        (.59)        (.87)       (1.17)         .40
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.04)         .24         (.05)        (.28)        1.19
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.63)        (.83)        (.82)        (.60)        (.78)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.20)          --(d)      (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.83)        (.87)        (.84)        (.76)        (.78)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.22       $10.09       $10.72       $11.61       $12.65
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.53)        2.30         (.47)       (2.42)       10.08
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $738,611   $1,214,668   $1,722,284   $2,174,770   $2,366,410
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.70         1.69         1.69         1.72         1.74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.01         7.96         7.29         7.13         6.42
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.11(e)    142.85       142.29       188.75       250.93
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                   Year ended       Feb. 1, 1999+
operating performance                      September 30       to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.11       $10.75       $11.51
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .77          .84          .59
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.81)        (.61)        (.75)
---------------------------------------------------------------------------
Total from
investment operations                   (.04)         .23         (.16)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.63)        (.83)        (.59)
---------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)
---------------------------------------------------------------------------
From return of capital                  (.20)          --(d)        --(d)
---------------------------------------------------------------------------
Total distributions                     (.83)        (.87)        (.60)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.24       $10.11       $10.75
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.50)        2.22        (1.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,589      $12,441       $6,301
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.70         1.69         1.12*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.96         8.07         5.00*
---------------------------------------------------------------------------
Portfolio turnover (%)                150.11(e)    142.85       142.29
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.09       $10.73       $11.62       $12.67       $12.27
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .81          .88          .87          .96          .82
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.80)        (.59)        (.86)       (1.18)         .43
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .29          .01         (.22)        1.25
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.67)        (.89)        (.87)        (.67)        (.85)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.21)          --(d)      (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.88)        (.93)        (.90)        (.83)        (.85)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.22       $10.09       $10.73       $11.62       $12.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.02)        2.74          .09        (1.97)       10.59
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,368,935   $1,022,625   $1,066,821   $1,019,477     $513,351
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.20         1.19         1.19         1.22         1.24
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.47         8.48         7.81         7.69         6.88
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.11(e)    142.85       142.29       188.75       250.93
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.15       $10.78       $11.66       $12.70       $12.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .85          .92          .93         1.03          .93
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.80)        (.57)        (.86)       (1.18)         .38
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .05          .35          .07         (.15)        1.31
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.70)        (.94)        (.93)        (.73)        (.90)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.22)          --(d)      (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.92)        (.98)        (.95)        (.89)        (.90)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.28       $10.15       $10.78       $11.66       $12.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   .48         3.29          .63        (1.40)       11.14
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,014      $17,010      $17,149      $19,358      $19,763
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .70          .69          .69          .72          .74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.98         8.97         8.27         8.15         7.29
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.11(e)    142.85       142.29       188.75       250.93
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original-issue-discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the value of securities loaned amounted to $10,242. The fund received cash collateral of $121,925 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $422,173,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 22,379,000    September 30, 2006
    71,605,000    September 30, 2007
   226,078,000    September 30, 2008
   102,111,000    September 30, 2009

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and income for swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $34,049,581 to increase distributions in excess of net investment income and $4,682,935 to increase paid-in-capital, with a decrease to accumulated net realized loss of $29,366,646. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $756,061 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,935 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension
Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $198,419 and $2,044,055 from the sale of class A and class M shares, respectively, and received $1,531,520 and $6,255 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $10,505 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $7,918,577,474 and $7,876,821,959, respectively. Purchases and sales of U.S. government obligations aggregated $4,713,336,019 and $4,799,736,520, respectively.

Written option transactions during the period are summarized as follows:

                                                  Contract        Premiums
                                                  Amounts         Received
---------------------------------------------------------------------------
Written options
outstanding
at beginning
of period                                  $                --     $     --
---------------------------------------------------------------------------
Options opened                               JPY 4,900,000,000      111,436
                                                     6,105,600      122,112
---------------------------------------------------------------------------
Options expired                                             --           --
---------------------------------------------------------------------------
Options closed                               JPY(4,900,000,000)     111,436
                                                    (6,105,600)     122,112
---------------------------------------------------------------------------
Written options
outstanding at
end of period                              $                --     $     --
---------------------------------------------------------------------------


Note 4
Capital shares

At September 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,486,075       $ 525,711,553
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               8,613,679          83,885,502
---------------------------------------------------------------------------
                                            63,099,754         609,597,055

Shares
repurchased                                (41,152,766)       (400,681,336)
---------------------------------------------------------------------------
Net increase                                21,946,988       $ 208,915,719
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,209,684       $ 327,959,754
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               8,434,622          88,642,757
---------------------------------------------------------------------------
                                            39,644,306         416,602,511

Shares
repurchased                                (52,647,043)       (554,877,895)
---------------------------------------------------------------------------
Net decrease                               (13,002,737)      $(138,275,384)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,729,927       $ 143,075,844
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,207,090          60,273,459
---------------------------------------------------------------------------
                                            20,937,017         203,349,303

Shares
repurchased                                (61,239,423)       (588,195,773)
---------------------------------------------------------------------------
Net decrease                               (40,302,406)      $(384,846,470)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,047,145       $ 144,153,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,532,328          82,176,597
---------------------------------------------------------------------------
                                            21,579,473         226,330,365

Shares
repurchased                                (61,843,915)       (649,096,342)
---------------------------------------------------------------------------
Net decrease                               (40,264,442)      $(422,765,977)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,265,898         $12,332,763
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  102,580             975,179
---------------------------------------------------------------------------
                                             1,368,478          13,307,942

Shares
repurchased                                   (586,748)         (5,657,122)
---------------------------------------------------------------------------
Net increase                                   781,730         $ 7,650,820
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,964         $ 9,918,628
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   53,989             564,212
---------------------------------------------------------------------------
                                               998,953          10,482,840

Shares
repurchased                                   (354,197)         (3,709,857)
---------------------------------------------------------------------------
Net increase                                   644,756         $ 6,772,983
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 84,021,734       $ 812,440,963
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  340,670           3,305,690
---------------------------------------------------------------------------
                                            84,362,404         815,746,653

Shares
repurchased                                (37,207,162)       (360,621,945)
---------------------------------------------------------------------------
Net increase                                47,155,242       $ 455,124,708
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,470,953       $ 431,225,693
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  391,487           4,101,596
---------------------------------------------------------------------------
                                            41,862,440         435,327,289

Shares
repurchased                                (39,930,463)       (417,021,263)
---------------------------------------------------------------------------
Net increase                                 1,931,977       $  18,306,026
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,186,361        $ 21,338,266
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  201,242           2,012,418
---------------------------------------------------------------------------
                                             2,387,603          23,350,684

Shares
repurchased                                 (1,475,451)        (14,244,499)
---------------------------------------------------------------------------
Net increase                                   912,152        $  9,106,185
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    951,655        $  9,861,047
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  115,508           1,231,689
---------------------------------------------------------------------------
                                             1,067,163          11,092,736
---------------------------------------------------------------------------
Shares
repurchased                                   (981,851)        (10,406,096)
---------------------------------------------------------------------------
Net increase                                    85,312        $    686,640
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                 Purchase        Sales         Dividend          Market
Affiliates                         Cost           Cost          Income           Value
------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------
Fitzgeralds Gaming Corp.           $--            $--             $--       $     2,237
PSF Holdings, LLC Class A           --             --              --        15,679,488
------------------------------------------------------------------------------------------
  Totals                           $--            $--             $--       $15,681,725
------------------------------------------------------------------------------------------



Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended September 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 1.21% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN028-76225  075/387/803/2BC  11/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to annual Report dated 9/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/01

                                                        NAV
1 year                                                  0.48%
5 years                                                14.45%
Annual average                                          2.74%
10 years                                               86.34%
Annual average                                          6.42%
Life of fund (since class A inception, 10/3/88)       145.35%
Annual average                                          7.15%

Share value:                                            NAV
9/30/00                                               $10.15
9/30/01                                                $9.28
----------------------------------------------------------------------------
                                         Capital gains
Distributions:     No.      Income      Short      Long      Total
                   12       $0.924        --        --       $0.924
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.